UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2017

Jabil Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14063	38-1886260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10560 Dr. Martin Luther King, Jr. Street North, St. Petersburg, Florida 33716

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (727) 577-9749

Jabil Circuit, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, Mr. William D. “Bill” Muir, Jr., EVP & Chief Operating Officer of Jabil Inc. (“Jabil”) will be retiring effective December 31, 2017. In connection therewith, Mr. Muir entered into an Agreement and General Release dated as of June 12, 2017 (the “Agreement”).

The Agreement provides that Mr. Muir will be eligible to earn his annual cash incentive under Jabil’s Short Term Incentive Plan for fiscal year 2017, to the extent the applicable performance metrics are met. The Agreement also provides that, with respect to his outstanding equity and equity-based awards, Jabil will abide by the terms of the applicable award agreements. In the case of both cash and equity awards, the Agreement requires that Mr. Muir be treated in a manner consistent with other direct reports to Jabil’s CEO. Additionally, Mr. Muir will be entitled to the following benefits under his Agreement commencing in January 2018: (1) eight quarterly severance payments of $280,000 paid on the schedule described in the Agreement and (2) continuation of group medical insurance coverage subsidized by Jabil for the lesser of 18 months or until Mr. Muir becomes covered by the group health coverage of a successor employer. Under the Agreement, Mr. Muir will be subject to a general release of claims and a covenant not to sue, confidentiality provisions, as well as non-compete and non-solicitation provisions for a period of two years after the effective date on standard terms.

The foregoing summary is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Agreement and General Release dated as of June 12, 2017 between Jabil Inc. and William D. Muir, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JABIL INC.
(Registrant)

June 12, 2017	By:	/s/ Robert L. Katz
Robert L. Katz
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and General Release dated as of June 12, 2017 between Jabil Inc. and William D. Muir, Jr.